Property and Equipment (Tables)	9 Months Ended
Sep. 30, 2012
Property And Equipment

Property and equipment consists of the following:

	December 31		September 30, 2012
(in thousands)	2010	2011
			(unaudited)
Laboratory equipment	$1,259	$1,508	$1,446
Computer equipment and software	401	421	425
Leasehold improvements, furniture and fixtures	1,087	1,282	1,286

	2,747	3,211	3,157
Accumulated depreciation and amortization	(2,300)	(2,784)	(2,901)

Property and equipment, net	$447	$427	$256